                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                            -----------------------


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 23, 1996


                        ------------------------------


                          MERCHANTS BANCSHARES, INC.
              (Exact Name of Registrant as Specified in Charter)


            TEXAS                      0-11033                 76-0045946
  (State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)


                                4200 Westheimer
                                   Suite 210
                                 Houston, Texas                    77027
                                                                (Zip Code)
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (713) 622-0042


                         GULF SOUTHWEST BANCORP, INC.
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

     (A)  Amendment to Articles of Incorporation to Change Corporate Name.

            On June 13, 1996, Merchants Bancshares, Inc., a Texas corporation (the "Registrant"), filed Articles of Amendment to its Articles of Incorporation, which amended Article One so as to change the name of the corporation from Gulf Southwest Bancorp, Inc. to Merchants Bancshares, Inc. A copy of the Amended Articles of Incorporation is attached hereto as Exhibit 3(i).

     (B)  Amendment to Bylaws.

            On April 23, 1996, the board of directors of the Registrant amended the Bylaws of the Registrant to provide that the board of directors shall consist of no less than three (3) nor more than fifteen (15) directors. A copy of the amended Bylaws is attached hereto as Exhibit 3(ii).

     (C)  Exhibits.

          Exhibit No.          Description
          -----------          -----------

          3(i)                 Amended Articles of Incorporation

          3(ii)                Amended Bylaws

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                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERCHANTS BANCSHARES, INC.
                                        --------------------------



DATE:  July __, 1996                    BY:   /s/ J.W. Lander, III
                                        -----------------------------------
                                                J.W. Lander, III, President

                                      -3-
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                          MERCHANTS BANCSHARES, INC.

                                 EXHIBIT INDEX



Exhibit No.                 Description
- -----------                 -----------

     3(i)                   Amended Articles of Incorporation

     3(ii)                  Amended Bylaws



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